Exhibit 99.1
Credit Suisse Chemical Conference September 27, 2007

Forward-Looking Statement Tronox makes certain forward-looking statements in this presentation that are subject to risks and uncertainties. These statements are based on the beliefs and assumptions of our management and on information currently available to our management at the time of such statements. Forward-looking statements include information concerning our possible or assumed future results or otherwise speak to future events and may be preceded by, followed by or otherwise include the words "believes," "will," "expects," "anticipates," "intends," "estimates," "projects," "target," "budget," "goal," "plans," "objective," "outlook," "should," or similar expressions. Any statements regarding possible commerciality, development plans, capacity expansions, future production rates, future cash flows and changes in any of the foregoing are forward-looking statements. Forward-looking statements are not guarantees of performance. They involve risks, uncertainties and assumptions. Future results or performance may differ materially from those expressed or implied in these forward-looking statements. Many of the factors that will determine these results and values are beyond our ability to control or predict. These factors include adverse changes in general economic conditions or in the markets we serve, changes in our business strategies, availability and pricing of raw materials, demand for consumer products for which our businesses supply raw materials, the financial resources of competitors, changes in laws and regulations, the ability to respond to challenges in international markets (including changes in currency exchange rates), political or economic conditions in areas where we operate, trade and regulatory matters, the ability to generate cash flows or obtain financing to fund growth and the cost of such financing, and other factors and risks discussed herein, and in our forms 10-K and 10-Q, which are available on Tronox's website at www.tronox.com. Potential investors are cautioned not to put undue reliance on any forward-looking statements. Forward-looking statements speak only as of the date of this presentation. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

TRONOX
INCORPORATED



Tronox Incorporated

Snapshot

- **NYSE Listed: TRX, TRX.B**
- **40 Years Operating Experience**
- **Market Capitalization: ~$450MM**
- **Debt as of Aug. 31, 2007: $535MM**
- **2006 Sales Revenue: $1.4B**
- **Primary Product: Titanium Dioxide (TiO_2)**
  - Third-largest global producer
- **Electrolytic Chemicals:**
  - Manganese dioxide
  - Sodium chlorate
  - Boron
- **Headquarters: Oklahoma City**
- **Employees Worldwide: ~2,000**



3

TiO2 Pigment Quality-of-Life Product, No Effective Substitutes Unsurpassed Opacifying & Whitening Properties Paints & coatings, plastics, paper, consumer products and specialties Semi-specialty, differentiated and frequently customized 2006 TiO2 Demand By End-Use Market Coatings Plastics Paper & Specialty East 0.6 0.24 0.16 Total Market Size: $10B Paper & Specialty Plastics Coatings 60% 24% 16%

DuPont Millennium Tronox Huntsman Kronos Others East 0.2 0.15 0.12 0.1 0.1 0.33 Global Producer / Strong Leadership Position Highly Concentrated Industry - Top 5 Producers Account for ~67% of Global Production Third-largest global producer Leading Supplier to Global Customers in Multiple Regions of the World Capitalizing on strong growth in Asia-Pacific, particularly China and India Strategically Located Facilities in North America, Europe, Asia-Pacific Global Industry Sales = 4.9 MM tonnes 20% 15% 12% 10% 10% 33% TiO2 Supply / Demand Source: Company Estimates 2006 Global Market Share (Hexion) (Cristal) Metric Tonnes (000s)

Source: Census Bureau PPI Industrial Chemicals (1982 = 100) TiO2 Inputs

Strategic Focus Baseline Improvements Project Cornerstone Additional savings Selling Stranded Assets Progress being made Environmental and Legal Mitigate liability Balance Sheet Flexibility

Cornerstone Execution (as of June 30, 2007) Cash Cost Reductions Land Sales & Capital Program * Does not include 2,200-acre LandWell sales Status Summary Teams on track or ahead of schedule Remain committed to target attainment Beginning to realize benefits in the bottom line $MM $MM (Cumulative) (Cumulative) Inventory, Receivables & Payables Program *

Project Cornerstone Cash Cost Reductions Additional Savings $18MM in Op Cost $ 7MM in SG&A $25MM Additional Savings $MM (Cumulative) Project Cornerstone $50MM Op Cost Savings $10MM SG&A Savings $60MM Targeted Savings $ 3 $ 8 $ 3 $28 $ 7 $10 $10 $50 $ 7 $10 $18 $50 Additional Savings Additional Savings $14 $39

Project Cornerstone Additions Work Force Reductions ~7% or 100 Positions Excludes Uerdingen, Germany One-time costs of $9MM to $11MM Reductions in Retiree Medical and Life Insurance Effective April 1, 2009 Reduction in amount paid for retiree medical from 66% to 25% Change in retiree life insurance for all covered retirees to $10,000 Reduction in postretirement obligation third quarter 2007 Reduction in noncash expense for remainder of 2007 Reduction per year for 2008 and beyond

Land Sales & Capital Program Land Sales & Capital Program Status Summary Land 53-acre Henderson tract - Q4, 2007 Closed sale of 5 gas station properties = $600,000 in proceeds Q3 Henderson light industrial market remains strong Capital Disciplined approach to managing capital $75MM to $80MM projected 2007 capex spend $MM * * Does not include 2,200-acre LandWell sales

TRONOX
INCORPORATED



Land Sales Highlights





$250MM Target Over 4 Years on Track

- $45MM 2007 forecast

Tronox 100% Henderson, Nevada

- ~150 acres total
- Signed contract on 53-acre tract
- Additional sales of smaller tracts expected in 2007
- Closing subject to receipt of NFA

LandWell Company Participation

- 2,200-acre development progressing
- Planning Commission approved development plan
- Fundamentals remain solid:
  - $16.5B in casinos / condo construction next 5 years, adding 40,000 new hotel rooms
  - Las Vegas largest expansion
  - When completed in 2 years, demand for new homes expected to rebound

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Working Capital & Cash Flow - Ahead of Schedule Cash to Cash 127 138 Cash Flows $29 ($1) Reduced Term Loan by $12MM, June 30, 2007 (In Days) March 31, 2006 From Operating Activities ($MM) Q2, 07 Q2, 06 Cornerstone YTD 2007

Location M Tonnes Hamilton 225 Savannah 110 Western Australia 110 Botlek 90 Uerdingen (Sulfate) 107 Global Capacity 642 Global TiO2 Manufacturing Operations Nameplate Capacity (1) (1) Reflects 100% of the production capacity of the Kwinana pigment plant, which is 50% owned by Tronox and 50% by the joint venture partner. Americas Europe Asia-Pacific Huntsman Kronos Others East 0.46 0.3 0.24 0.11 0.11 0.28 2006 Tronox Sales by Geography Source: Company filings and internal estimates Europe Asia-Pacific Americas

Uerdingen, Germany Decision to Retain Facility World-Class Sulfate Process New High Ilmenite Feed Process Annual Capacity = 107,000 MT Strategic Focus: Maintain core plastics & coatings business Increase specialty sales Continue to ramp up HIF process Aggressively pursue Cornerstone cost reductions

Asia-Pacific Growth Kwinana Pigment Plant Expansion 40,000 to 50,000 tonne expansion From 110,000 to 150,000 - 160,000 tonnes New Volume to Serve Asian Growth Excellent Cost Position Fully Integrated Production Facility Cooljarloo mine Chandala synthetic rutile facility

TiO2 Consumption Source: Company Estimates and U.S. Government Population Statistics

Titanium Tetrachloride Leverage Technology Advantage High Growth Titanium Metals Market Multiple Tronox Plant Locations with High-Quality TiCl4 Titanium Metals Manufacturing

Debt Pay Down $12.0MM Reduction, YTD 2007 Total Outstanding Debt as of Aug. 31, 2007: $535MM 2006 2007 East 190 178 ($MM) Term Loan $190.0 $178.0 2006 2007 Dec. 31 Aug. 31

Financial Items Financial Items ($MM) Six Months ended June 30, 2007 2007 Outlook SG&A $65 $125 to $130 Interest Expense $24.7 $48 to $52 Capital Expenditures $33.8 $75 to $80 Depreciation and Amortization $55.8 $106 to $110 Effective Tax Rate -33%

Environmental Reserves = $214MM Receivables 2007 Net Cash Spend Projected = $35MM to $40MM Mitigating items Government reimbursements (DOE, DOD) Insurance policies Kerr-McGee 7-year remediation cost reimbursement program Reimburses Tronox for 50% of remediation cost in excess of reserves at IPO up to $100MM As of 6/30/2007 $ = 60MM* *Excludes anticipated future receivables of $39MM from DOE for West Chicago

Outlook World 2.1% 2.7% 10.5% 3.4% 2007 GDP Forecast Regional Health Gauge (major country proxy) Germany China United States Continued High Input Prices Weak U.S. Housing Strong Demand Asia-Pacific and Europe Additional Project Cornerstone Cost Reduction Initiatives Source: Consensus Economics Inc. and Internal Analysis

Q&A www.tronox.com

Credit Suisse Chemical Conference September 27, 2007